SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2001


                          FRANKLIN CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


                  DELAWARE          1-9727         13-3419202
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              (State or other    (Commission     (IRS Employer
              jurisdiction of    File Number)  Identification No.)
              incorporation)


              450 Park Avenue, 10th Floor, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 486-2323
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

Franklin Capital Corporation, a Delaware corporation (the "Company") and Change Technology Partners, Inc., a Delaware corporation ("Change"), have entered into an Agreement and Plan of Merger, dated as of December 4, 2001.

A more complete description of the Merger Agreement and the associated transactions can be found in the press release attached hereto as Exhibit 99.1. All investors are encouraged to read, carefully and in their entirety, the press release and the copy of the Merger Agreement attached to this report as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (c)   Exhibits

                     EXHIBIT NUMBER          DESCRIPTION
                     --------------          -----------

                            2.1 Agreement and Plan of Merger, dated as of December 4, 2001, by and between Change and Franklin.

                           99.1          Text of Press Release, issued December
                                         5, 2001











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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FRANKLIN CAPITAL CORPORATION

Date: December 5, 2001                        By:   /s/ Spencer L. Brown
                                                    --------------------

                                                    Spencer L. Brown
                                                    Senior Vice President














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

                                  EXHIBIT INDEX

                EXHIBIT NUMBER      DESCRIPTION
                --------------      -----------

                           2.1 Agreement and Plan of Merger, dated as of December 4, 2001, by and between Change and Franklin.

                           99.1     Text of Press Release, issued December 5,
                                    2001.













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